Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT AND LOAN DOCUMENTS

dated as of January 22, 2019

by and among

SUPERIOR GROUP OF COMPANIES, INC.
(formerly known as Superior Uniform Group, Inc.),

as Borrower,

FASHION SEAL CORPORATION,

as a Guarantor,

THE OFFICE GURUS, LLC,

as a Guarantor,

BAMKO, LLC,

as a Guarantor,

SUPERIOR UNIFORM ARKANSAS, LLC,

as a Guarantor,

SUPERIOR UNIFORM GROUP, LLC,
(formerly known as Superior Group of Companies, LLC)

as a Guarantor,

CID RESOURCES, INC.,

as a Guarantor,

and

BRANCH BANKING AND TRUST COMPANY,
as Lender

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS (this “Amendment”), dated as of January 22, 2019 (the “First Amendment Effective Date”), is by and among Superior Group of Companies, Inc. (formerly known as Superior Uniform Group, Inc.), a Florida corporation (“Borrower”), CID Resources, Inc., a Delaware corporation (“CID”), Superior Uniform Group, LLC (formerly known as Superior Group of Companies, LLC), a Florida limited liability company (“SGC LLC”), Fashion Seal Corporation, a Nevada corporation (“Fashion Seal”), The Office Gurus, LLC, a Florida limited liability company (“TOG”), BAMKO, LLC, a Delaware limited liability company (“BAMKO, LLC”), and Superior Uniform Arkansas LLC, an Arkansas limited liability company (“SU-ARK”), all having an address of 10055 Seminole Boulevard, Seminole, Florida 33772 (CID, SGC LLC, Fashion Seal, TOG, BAMKO, LLC and SU-ARK, are each individually sometimes referred to herein as a “Guarantor” and collectively as the “Guarantors”), and Branch Banking and Trust Company as the lender under the Credit Agreement (as hereinafter defined) (the “Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of May 2, 2018 (as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and Guarantors have requested that the Lender make certain amendments to the Credit Agreement, including: (a) an extension of the 2018 Term Loan Maturity Date to January 22, 2026, (b) modification of the monthly principal payments due under the 2018 Term Loan commencing on February 1, 2019 to the amount of Seven Hundred Seventy Three Thousand Eight Hundred Nine and 52/100 Dollars ($773,809.52), (c) modification of the Applicable Libor Margin in the case of the 2018 Term Loan to be 0.85% and (d) certain other changes as described herein;

WHEREAS, the Lender is willing to make such amendments to the Credit Agreement and the other Loan Documents in accordance with and subject to the terms and conditions specified in this Amendment;

WHEREAS, the Lender is willing to make such additional amendments to the Credit Agreement and the Loan Documents as more fully set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

Article I
AMENDMENTS TO CREDIT AGREEMENT

As of the First Amendment Effective Date, the Credit Agreement is hereby amended in the following respects:

1.1          Amendment to Section 1.01.

(a)      The definition of “Applicable Libor Margin” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“Applicable Libor Margin” shall mean: (a) in the case of the 2017 Term Loan, 0.68%; (b) in the case of the 2018 Term Loan, 0.85%; and (c) in the case of the Revolving Credit Facility, 0.68%.

(b)     The definition of “2018 Term Loan” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“2018 Term Loan” shall mean the term loan described in Section 2.01 hereof made by Lender to Borrower in the original stated principal amount of $85,000,000.00, to be used solely for the purposes set forth in Section 2.01.

(c)     The definition of “2018 Term Loan Maturity Date” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“2018 Term Loan Maturity Date” shall mean January 22, 2026.

(d)     The definition of “2018 Term Loan Note” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

“2018 Term Loan Note” shall mean the Term Loan Promissory Note in the original stated principal amount of $85,000,000.00 dated as of the Effective Date, executed by Borrower and payable to the order of Lender, in the form of Exhibit “H-2” attached hereto, as amended by the First Amendment, together with all amendments, modifications, replacements, consolidations, or renewals thereof or supplements thereto.

(e)     A new definition, “First Amendment”, shall be added to Section 1.01 of the Credit Agreement to read as follows:

“First Amendment” shall mean the First Amendment to Amended and Restated Credit Agreement and Loan Documents dated as of the First Amendment Effective Date by and among the Borrower, Guarantors and Lender.

(f)     A new definition, “First Amendment Effective Date”, shall be added to Section 1.01 of the Credit Agreement to read as follows:

“First Amendment Effective Date” means January 22, 2019.

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

1.2          Amendment to Section 2.01(b)(ii). Section 2.01(b)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii)

The 2018 Term Loan is evidenced by the 2018 Term Loan Note, which (A) was executed as described in the definition of 2018 Term Loan Note in Section 1.01, (B) is payable to the order of Lender, (C) is dated as of the dates described in the definition of 2018 Term Loan Note in Section 1.01, (D) is in an original stated principal amount of $85,000,000.00, and after giving effect to the principal payment contemplated in Section 3.02(c) to be made on the First Amendment Effective Date, the outstanding principal amount of the 2018 Term Loan Note on the First Amendment Effective Date is $65,000,000.00, (E) bears interest at the Interest Rate in accordance with the provisions of the 2018 Term Loan Note and Section 3.01(a) hereof, (F) provides for monthly payments: (i) on each Payment Date, of accrued interest at the Interest Rate as provided in the 2018 Term Loan Note plus (ii) on each Payment Date, commencing with the Payment Date occurring on February 1, 2019 and continuing on each Payment Date thereafter, of principal in the amount of $773,809.52 per month, (G) is due and payable in full in accordance with the 2018 Term Loan Note and Section 3.02(c) hereof on the 2018 Term Loan Maturity Date, and (H) is entitled to all of the benefits of this Agreement and the other Loan Documents and subject to the provisions hereof and thereof.

1.3           Amendment to Section 3.02(c). Section 3.02(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c)

2018 Term Loan. On the First Amendment Effective Date, the Borrower shall make a principal payment upon the 2018 Term Loan of $20,000,000.00. Borrower shall pay the remaining principal on the 2018 Term Loan in accordance with the 2018 Term Loan Note in monthly installments of principal in the amount of $773,809.52 each on each Payment Date commencing with the Payment Date on February 1, 2019 and continuing on each Payment Date thereafter, as provided in the 2018 Term Loan Note and the entire outstanding principal balance of the 2018 Term Loan shall be paid in full in accordance with the terms of the 2018 Term Loan Note on the 2018 Term Loan Maturity Date.

1.4           Amendment to Section 3.06(b). Section 3.06(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)         2018 Term Loan Fee. Borrower shall unconditionally pay to Lender on the First Amendment Effective Date, a commitment fee equal to $162,500.00 [0.25% multiplied by $65,000,000.00].

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

1.5        Amendment to Schedules 5.03, 5.16(a), 5.16(b), 5.21(b) and 5.21(c). Schedules 5.03, 5.16(a), 5.16(b), 5.21(b) and 5.21(c) to the Credit Agreement are amended and restated in their entirety as set forth on Schedule 1 attached hereto.

1.6         Amendment to Annex X. Annex X of the Credit Agreement is amended and restated to read in its entirety as set forth on Annex X attached hereto.

Article II
AMENDMENT TO 2018 TERM LOAN NOTE

As of the First Amendment Effective Date, the 2018 Term Loan Note is hereby amended in the following respects:

2.1         Amendment to First Paragraph of the 2018 Term Loan Note. The first paragraph of the 2018 Term Loan Note is hereby amended and restated to read in its entirety as follows:

FOR VALUE RECEIVED, the undersigned, SUPERIOR GROUP OF COMPANIES, INC. (formerly known as SUPERIOR UNIFORM GROUP, INC.), a Florida corporation (the “Borrower”), hereby promises to pay to the order of Branch Banking and Trust Company, a North Carolina banking corporation (the “Lender”) or its assigns, at its office located at 400 N. Tampa Street, Suite 2500, Tampa, Florida 33602, the principal sum of EIGHTY-FIVE MILLION AND NO/100 DOLLARS ($85,000,000.00) in (i) a principal payment of $20,000,000.00 on the First Amendment Effective Date, (ii) installments of: (a) interest from the date hereof on the principal amount thereof from time to time outstanding in like funds at said office, on each Payment Date at the Interest Rate per annum applicable to the 2018 Term Loan as provided in the Amended and Restated Credit Agreement dated as of May 2, 2018 (as the same may be amended, supplemented, replaced, amended and restated or otherwise modified from time to time, the “Credit Agreement”), between, inter alios, the Borrower and the Lender, on each Payment Date; and (b) commencing on February 1, 2019 and continuing on each Payment Date thereafter, monthly installments of principal of $773,809.52 each in like funds at said office, and (iii) a final payment of the outstanding principal balance of this Term Loan Promissory Note, together with accrued interest thereon, at the Interest Rate per annum applicable to the 2018 Term Loan as provided in the Credit Agreement, on the 2018 Term Loan Maturity Date, all in lawful money of the United States of America in immediately available funds, at said office. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all out-of-pocket costs of collection, including the reasonable attorneys’ fees of the Lender. Capitalized or initially capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

Article III
Confirmation of security interests in foreign capital stock

3.1     Confirmation of Share Charge. BAMKO, LLC hereby confirms that the security constituted by that certain Share Charge by and between BAMKO, LLC, as Chargor, and Lender dated as of May 2, 2018 (the “Share Charge”) remains in full force and effect notwithstanding the amendments and modifications to the Credit Agreement made by this Amendment, and continues to secure the Borrower’s obligations under the Credit Agreement as it has been amended by this Amendment.

3.2     Confirmation of Share Mortgage. Borrower hereby confirms that the security constituted by that certain Share Mortgage by and between Borrower, as Mortgagor, and Lender, as Mortgagee, dated as of February 28, 2017 (the “Share Mortgage”) remains in full force and effect notwithstanding the amendments and modifications to the Credit Agreement made by this Amendment, and continues to secure the Borrower’s obligations under the Credit Agreement as it has been amended by this Amendment.

Article IV
Creation of New Immaterial Foreign Subsidiary

4.1     Creation of New Immaterial Foreign Subsidiary. In accordance with the terms of Section 6.19 of the Credit Agreement, Borrower hereby notifies Lender of the creation of a new subsidiary, The Office Gurus Limited, a Jamaican limited company (“TOG Jamaica”). As of the First Amendment Effective Date, Borrower represents and warrants that TOG Jamaica is an Immaterial Foreign Subsidiary.

Article V

CONDITIONS TO EFFECTIVENESS

5.1     Closing Conditions. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

(a)     Executed Amendment. The Lender shall have received a copy of this Amendment duly executed by each of the Borrower, the Guarantors, and the Lender.

(b)     Principal Payment on 2018 Term Loan. On the First Amendment Effective Date, the Borrower shall make and the Lender shall have received a principal payment upon the 2018 Term Loan of Twenty Million Dollars ($20,000,000.00).

(c)     Closing Certificates; Etc. The Lender shall have received each of the following in form and substance reasonably satisfactory to the Lender:

(i)     Lender shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including without limitation the commitment fee and reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to Lender) required to be reimbursed or paid by Borrower hereunder and under any other Loan Document.

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

(ii)     The Lender (or its counsel) shall have received the following:

(A)

a certificate of the Secretary, Assistant Secretary or other authorized officer, general partner, member or manager of each Loan Party in form and substance acceptable to the Lender, attaching and certifying copies of its articles or certificate of incorporation, articles of organization, certificate of limited partnership, bylaws, partnership agreement, limited liability company agreement or operating agreement, or comparable organizational documents and authorizations of each such Person’s board of directors, general partners, members or managers, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer, general partner, member or manager of each Loan Party executing the Loan Documents to which it is a party;

(B)

certificates of good standing, status or existence, as may be available from the Secretary of State or other issuing agency of the jurisdiction of organization of such Loan Party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation, partnership, or limited liability company;

(C)

favorable written opinions of Hill Ward Henderson, counsel to the Loan Parties, and certain other local counsel to Borrower, each addressed to Lender, and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as Lender shall reasonably request;

(D)

a certificate, in form and substance acceptable to the Lender, dated the First Amendment Effective Date and signed by a Responsible Officer, certifying that (x) no Default Condition or Event of Default exists, (y) all representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects and (z) since the date of the most recent financial statements of the Loan Parties delivered to Lender pursuant to Section 6.01 of the Credit Agreement, there shall have been no change which has had or would reasonably be expected to have a Material Adverse Effect;

(E)

certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any Contractual Obligation of the Loan Parties, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired, and no investigation or inquiry by any Governmental Authority regarding the Credit Facilities, any Letters of Credit, or any transaction being financed with the proceeds thereof shall be ongoing; and

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

(F)

a copy of, or a certificate as to coverage under, the insurance policies required by the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and to name the Lender as additional insured, in form and substance satisfactory to the Lender.

(iii)     UCC Searches. Satisfactory reports of UCC, tax lien, judgment and litigation searches conducted by a search firm reasonably acceptable to the Lender with respect to the Borrower and Guarantors, such searches to be conducted by a search firm in each of the locations specified by the Lender.

(iv)     Other Documents. Such other documents or items that the Lender or its counsel may reasonably request.

Article VI
MISCELLANEOUS

6.1     Amended Terms. On and after the First Amendment Effective Date: (1) all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment; and (2) all references to the 2018 Term Loan Note in each of the Loan Documents shall hereafter mean the 2018 Term Loan Note as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement, the 2018 Term Loan Note, and the Loan Documents are hereby ratified and confirmed and shall each remain in full force and effect according to its terms.

6.2     Representations and Warranties of Borrower and Guarantors. Each of the Borrower and Guarantors, as applicable, represents and warrants as follows:

(a)     The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(b)     This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes the legal, valid and binding obligations of the Borrower and Guarantors enforceable against them in accordance with its terms.

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

(c)     The execution and delivery of this Amendment and the performance by the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower and Guarantors nor be in contravention of or in conflict with the articles and certificates of incorporation, articles of organization, certificate of limited partnership, bylaws, partnership agreement, limited liability company agreement or operating agreement or comparable organizational documents of the Borrower and Guarantors or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party, or by which the assets or properties of the Borrower or any Guarantor are or may become bound.

(d)     No material consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than those that have already been obtained and are in full force and effect.

(e)     The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(f)     No Default Condition or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lender on the date hereof, or shall result from this Amendment.

(g)     The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Lender, which security interests and Liens are perfected to the extent required by the terms of the Security Documents and, to the extent so perfected, prior to all other Liens.

(h)     Except as specifically provided in this Amendment, the Obligations of the Borrower and Guarantors are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

6.3     Reaffirmation of Obligations. Each Borrower and Guarantor hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

6.4     Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

6.5     Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment.

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

6.6     Further Assurances. The Borrower and Guarantors agree to promptly take such action, upon the reasonable request of the Lender, as is necessary to carry out the intent of this Amendment.

6.7     Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

6.8     Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

6.9     No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment and each Loan Document and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement or any Loan Document, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement or any Loan Document as hereby amended. The Lender does hereby reserve all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, the 2018 Term Loan Note, as hereby amended, each Loan Document, as hereby amended, and the other Loan Documents being hereby ratified and affirmed.

6.10     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

6.11     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.12     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.05 and 9.06 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

6.13     Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SUPERIOR GROUP OF COMPANIES, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

Borrower:

SUPERIOR GROUP OF COMPANIES, INC.,
(formerly known as SUPERIOR UNIFORM GROUP, INC.), a Florida corporation

By:	/s/ Michael J. Attinella
Michael J. Attinella,
Chief Financial Officer and Treasurer

Fashion Seal:

FASHION SEAL CORPORATION,
a Nevada corporation

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.,
President

TOG:

THE OFFICE GURUS, LLC
a Florida limited liability company

By:	SUPERIOR GROUP OF COMPANIES, INC. (formerly known as SUPERIOR UNIFORM GROUP, INC.), a Florida corporation, its Sole Member

By:	/s/ Michael J. Attinella
Michael J. Attinella,
Chief Financial Officer and Treasurer

Signature Page to First Amendment to Amended and Restated Credit Agreement and Loan Documents

BAMKO, LLC:

BAMKO, LLC,
a Delaware limited liability company

By:	SUPERIOR GROUP OF COMPANIES, INC. (formerly known as SUPERIOR UNIFORM GROUP, INC.), a Florida corporation, its Sole Member
By:	/s/ Michael J. Attinella
Michael J. Attinella,
Chief Financial Officer and Treasurer

SU-ARK:

SUPERIOR UNIFORM ARKANSAS, LLC,
an Arkansas limited liability company

By:	SUPERIOR GROUP OF COMPANIES, INC. (formerly known as SUPERIOR UNIFORM GROUP, INC.), a Florida corporation, its Sole Member

By:	/s/ Michael J. Attinella
Michael J. Attinella,
Chief Financial Officer and Treasurer

SGC LLC:

SUPERIOR UNIFORM GROUP, LLC (formerly known as SUPERIOR GROUP OF COMPANIES, LLC), a Florida limited liability company

By:	SUPERIOR GROUP OF COMPANIES, INC. (formerly known as SUPERIOR UNIFORM GROUP, INC.), a Florida corporation, its Sole Member

By:	/s/ Michael J. Attinella
Michael J. Attinella,
Chief Financial Officer and Treasurer

Signature Page to First Amendment to Amended and Restated Credit Agreement and Loan Documents

CID:

CID RESOURCES, INC.,
a Delaware corporation

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.,
Vice President

 Signature Page to First Amendment to Amended and Restated Credit Agreement and Loan Documents

LENDER:	BRANCH BANKING AND TRUST COMPANY
a North Carolina banking corporation

	By:	/s/ Thomas M. Lambert
Name: Thomas M. Lambert
Title: Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement and Loan Documents